SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 15, 2000


                   Farmer Mac Mortgage Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-80805           52-1779791
   State or Other Jurisdiction      (Commission       (I.R.S. Employer
       of Incorporation)            File Number)     Identification No.)


      919 18th Street, N.W.                         20006
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

        Registrant's telephone number, including area code (202) 872-7700

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)



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      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.4 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series Farmer Mac II Trust 2000-A Statement to Certificateholders, dated 06/15/00.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President




Dated:  June 14, 2000

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.4                          Statement to Certificate holders